AVENUE INCOME CREDIT STRATEGIES FUND ANNOUNCES FILING FOR A POTENTIAL RIGHTS OFFERING

NEW YORK, NY, August 1, 2014 — Avenue Income Credit Strategies Fund (NYSE: ACP)  (the  “Fund”)  announced  that  it  filed  a  preliminary  registration  statement  with  the Securities and Exchange Commission relating to the potential offering of additional common shares of beneficial interest of the Fund (the “Shares”) pursuant to a potential rights offering.

The Board of Trustees (the “Board”) of the Fund has not yet approved a rights offering. No rights offering will be made unless the Fund’s Board approves such rights offering and the definitive  terms  of  the  offering,  which  may  differ  from  those  currently  set  forth  in  the preliminary registration statement.

The preliminary registration statement contemplates that the Fund will issue to holders of Shares (the “Shareholders”) rights to acquire new Shares based on the number of Shares owned by such Shareholders on a record date to be set by the Fund’s Board.

The Fund is a non-diversified, closed-end management investment company.  The Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation.  Depending on current market conditions and the Fund’s outlook over time, the Fund seeks to achieve its investment objectives by opportunistically investing primarily in loan and debt instruments (and loan-related or debt- related instruments, including repurchase and reverse repurchase agreements and derivative instruments) of issuers that operate in a variety of industries and geographic regions.  The Fund’s investment adviser is Avenue Capital Management II, L.P. (the “Adviser”).  The Adviser is part of Avenue Capital Group.

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Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing.  The Fund’s prospectus will contain this and other information about the Fund and should be read carefully before investing.  When it is available, investors may obtain copies of the prospectus from the Fund.

The information in this communication is not complete and may be changed.  The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This communication is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Filed Pursuant to Rule 497(a)
File No. 333-197804

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